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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): October 3, 2005

                             TECTONIC NETWORK, INC.
             (Exact name of registrant as specified in its charter)


           DELAWARE                  033-36198               22-3038309
(State or other jurisdiction        (Commission            (IRS Employer
      of incorporation)              File Number)        Identification No.)

                        400 Perimeter Center Terrace N.E.
                                    Suite 900
                             Atlanta, Georgia 30346
                              (Address of Principal
                               Executive Offices)

                                 (770) 804-6430
              (Registrant's telephone number, including area code)


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          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 1.03 BANKRUPTCY OR RECEIVERSHIP

On October 3, 2005, Tectonic Network, Inc. (the "Company") and its subsidiary Tectonic Solutions, Inc. (collectively, the "Debtors") filed voluntary petitions for reorganization under Chapter 11 of the United States Bankruptcy Code (the "Bankruptcy Code"), in the United States Bankruptcy Court with the U.S. Bankruptcy Court for the Northern District of Georgia (the "Court") (Case Nos. 05-78966 and 05-78955). The Debtors will continue to operate their business as "debtors-in possession" under the jurisdiction of the Court and in accordance with the applicable provisions of the Bankruptcy Code and orders of the Court.

ITEM 8.01  OTHER EVENTS.

On October 3, 2005, the Company issued a press release regarding the filing of a voluntary petition for relief under Chapter 11 of the Bankruptcy Code. The Company's press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

(c)   Exhibits

      99.1  Press Release, dated October 3, 2005


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                                   SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       TECTONIC NETWORK, INC.


Date: October 3, 2005                  By: /s/ Arol R. Wolford
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                                           Arol R. Wolford
                                           President and Chief Executive Officer